UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________________________________________

FORM N-23c-3
NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23c-3

______________________________________________________________________

1.      Investment Company Act File Number: 811-23984

Date of Notification: April 8, 2026

2.      Exact name of Investment Company as specified in registration statement:

CALLODINE SPECIALTY INCOME FUND

3.      Address of principal executive office:

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

4.      Check one of the following:

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
By:	/s/ Madeline Arment
Madeline Arment
Treasurer

CALLODINE SPECIALTY INCOME FUND

Quarterly Share Repurchase Offer Notice

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE
DISREGARD THIS NOTICE**

April 8, 2026

Dear Callodine Specialty Income Fund Shareholder:

This notification is a reminder that Callodine Specialty Income Fund (the “Fund”) has a quarterly share repurchase program. The Fund’s next quarterly offer to repurchase a portion of its outstanding shares will begin on April 8, 2026. The Fund is required to notify you each quarter of each repurchase offer (the “Repurchase Offer”). If you are not interested in selling any of your shares at this time, you do not need to do anything. You are not required to sell any of your shares during any Repurchase Offer.

We extend this quarterly Repurchase Offer to provide liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash, the shares are not traded on a stock exchange, and no secondary market currently exists for shares of the Fund. This means that you may not be able to freely sell your shares, except through the Fund’s quarterly Repurchase Offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. Note that withdrawal of shares from the Fund may be a taxable event; please consult your financial representative or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This quarter’s Repurchase Offer period begins on April 8, 2026. Please note, this quarter’s Repurchase Request Deadline (as defined below) is 4:00 p.m. Eastern Time on May 8, 2026. For informational purposes, on April 1, 2026, the Net Asset Value per share for Class I Shares was $9.88. If you wish to sell any of your Fund Shares during this tender period, please complete the attached Repurchase Offer Form and return it to the Fund using one of the methods specified in the attached Repurchase Offer Form. If you invest in the Fund through a financial intermediary, please contact your financial intermediary to repurchase your shares on your behalf. You may modify or withdraw your tender until 4:00 p.m. Eastern Time on May 8, 2026 by writing to the Fund and stating the terms of such modification or withdrawal. The repurchase price that shareholders will receive for their shares will be the Net Asset Value per share as of 4:00 p.m. Eastern Time on May 8, 2026 (the “Repurchase Pricing Date”).

You may, of course, elect to keep your Fund shares at this time, in which case you may disregard this notice and the attached forms. However, should you currently wish to sell any of your shares, all Repurchase Offer Request Forms must be submitted to and received by the Fund by 4:00 p.m., Eastern Time, on May 8, 2026 (the “Repurchase Request Deadline”) to be effective. Please allow an appropriate amount of time for your Repurchase Offer Request Form to reach the Fund.

For details of the offer and terms, please refer to the attached Repurchase Offer document. If you have questions, please call UMB Fund Services, Inc. at 1-833-701-2855.

Sincerely,

Callodine Specialty Income Fund

CALLODINE SPECIALTY INCOME FUND
REPURCHASE OFFER

1.      The Offer.    Callodine Specialty Income Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding Class I Shares (“Shares”) at a price equal to the net asset value (“NAV”), as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange on the Repurchase Pricing Date (defined below). There are currently no Class A shares or Class C shares of the Fund outstanding. The purpose of this offer is to provide a level of liquidity to shareholders given that no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s prospectus and statement of additional information.

2.      Net Asset Value.    The NAV of Class I Shares as of the close of business on April 1, 2026 was $9.88. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Offer Request Form. The current NAV may be obtained by calling 1-833-701-2855 and asking for the most recent price. The Shares of the Fund are not traded on any organized market or securities exchange.

3.      Repurchase Request Deadline.    This quarter’s Repurchase Offer period begins on April 8, 2026. All tenders of Shares for repurchase must be received in proper form by UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), or (for certain intermediaries) the broker-dealer or other intermediary through which you hold your Shares, between April 8, 2026 and before 4:00 p.m. Eastern Time on May 8, 2026 (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed. Please allow an appropriate amount of time for your Repurchase Request Offer Form to reach the Fund.

4.      Repurchase Pricing Date.    The NAV used to calculate the repurchase price will be determined on May 8, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Offer Request Form.

5.      Payment for Shares Repurchased.    Payment for all Shares repurchased pursuant to this Repurchase Offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven (7) days after the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Fund will not charge a repurchase fee. Please note that if your Shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, such person may charge a transaction fee for submitting a repurchase request for you.

6.      Increase in Number of Shares Repurchased; Pro Rata Purchase.    If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or shareholders tender Shares in an amount exceeding the repurchase offer amount plus two percent (2%) of the outstanding Shares, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept Shares tendered by shareholders who own less than one hundred Shares and who tender all of their Shares or Shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plans, before prorating other amounts tendered. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. There can be no assurance that the Fund will be able to repurchase all Shares that each shareholder has tendered, even if all the Shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all Shares that you tender and you may have to wait until the next repurchase offer to tender the remaining Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between repurchase offers.

7.      Withdrawal or Modification.    Requests for the repurchase of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 8, 2026.

8.      Suspension or Postponement of Repurchase Offer.    The Fund may suspend or postpone this Repurchase Offer only:

(a)    if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

(b)    for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

(c)     for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(d)    for such other periods as the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.      Tax Consequences.    You should review the tax information in the Fund’s prospectus and statement of additional information and consult your tax advisor regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

10.    Documents in Proper Form.    All questions as to validity, form, eligibility (including time and receipt) and acceptance of repurchase of Shares will be determined by the Fund and its Transfer Agent, in their sole discretion, and that determination shall be final and binding. The Fund reserves the absolute right to reject any or all repurchase of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund counsel or Transfer Agent, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any repurchase of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchases of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Repurchases of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

Neither the Fund, UMB Fund Services, Inc., or Callodine Capital Management, LP, the Fund’s investment manager (the “Investment Manager”) nor any other person is or will be obligated to give notice of any defects or irregularities in repurchase requests tendered, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Manager, nor the Fund’s distributor is or will be obligated to ensure that your financial consultant, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

If you purchased Shares of the Fund through an investment adviser, broker or financial consultant, please contact them for additional information about this Repurchase Offer.

REPURCHASE OFFER REQUEST FORM

Repurchase Pricing Date: May 8, 2026	Repurchase Request Deadline: May 8, 2026

PARTS 1, 2, 3, 4, 5, AND 6 MUST BE COMPLETED AND RECEIVED BY 4:00 P.M. ET ON May 8, 2026 FOR REPURCHASE REQUEST TO BE IN GOOD ORDER FOR PROCESSING.

PLEASE FAX, MAIL, or EMAIL TO:

Callodine Specialty Income Fund	For Additional Information:
P.O. Box 2175	Phone: 1-833-701-2855
Milwaukee, WI 53201-2175
Fax: 1-816-860-3137
Email: IPP.FUNDFAX.FAX@UMB.COM*

*       Emails sent to this automated inbox are auto encrypted. The email box is not monitored; any documents sent with additional encryption or password protection will not be received or processed. Send one trade request per email including all required supporting documentation.

PART 1 — NAME AND ADDRESS

Account #:
Full Account Registration Line 1:
Full Account Registration Line 2:
Address:
City, State, Zip
Social Security # or Taxpayer Identification #:
Telephone Number:

PART 2 — AMOUNT OF THE FUND BEING REPURCHASED:

☐      Entire amount of your Fund shares

If less than all Shares being tendered, indicate the amount of the undersigned’s number of Shares being tendered:

Number of Shares:	,	,	.

If less than all Shares being tendered and you prefer to tender a specific dollar amount, indicate the dollar amount of the undersigned’s shares being tendered:

Dollar Amount:	$	,	,	.

PART 3 — PAYMENT

Please Deliver All Proceeds via to the Following:

☐      Deliver All Proceeds via Check to Shareholder Address

☐      Deliver All Proceeds to Bank Account on Record via wire

☐      Deliver All Proceeds to New Bank Instructions (Must complete Part 5)

*       If none of the above are checked, or multiple options are checked, payment will default to Check to Shareholder Address.

PART 4 — IRA INVESTORS ONLY

Please indicate the reason for distribution. If none are chosen, the distribution code will be age based. If this is a transfer, please have the receiving Custodian complete a Transfer Form. Fee: A fee of $50.00 will be charged on all accounts where a full redemption is made unless you have already paid the Annual IRA Maintenance Fee. If the fee applies, the amount distributed will be the amount requested, less the fee, unless the fee is paid in advance.

Reason for distribution:

□   Required Minimum Distribution-investor is over 73

□   Premature distribution-investor is under 59½.

□   Normal distribution-investor is over 59½

□   Roth distribution-investor is under 59½

□   Roth distribution-investor is over 59½

□   Other: ____________________

Withholding Notice and Election (Form W-4P/OMB No. 1545-0074) Dept. of Treasury, Internal Revenue Service

Tax withholding does not apply to transfers, direct rollovers to employer plans, qualified charitable distributions, qualified HSA funding distributions, revocations, recharacterizations, or the amount returned as an excess contribution when removed with the earnings.

Line 1 (Recipient Information)

1a. First name and middle initial:	Last Name:
1b. Social Security Number:
Address:	City or town, state, and ZIP Code:

Your federal tax withholding rate is determined by the type of payment you will receive. For nonperiodic payments, the default withholding rate is 10%. You can choose to have a different rate by entering a rate between 0% and 100% on line 2 (below). Generally, you can’t choose less than 10% for payments to be delivered outside the United States and its territories. See the instructions and the Marginal Rate Tables (below) for more information.

Line 2

Complete this line if you would like a rate of withholding that is different from the default withholding rate. See the instructions and the Marginal Rate Tables (below) for additional information. Enter the rate as a whole number (no decimals). Withhold Federal Income Tax of _________________%

Note: Unless a previous federal income tax withholding election is in place, or you indicate a different withholding amount above, your IRA Trustee/Custodian will withhold federal income tax at a default rate of 10%. Your withholding election is valid until you change it.

STATE INCOME TAX WITHHOLDING ELECTION

Your payor cannot withhold an amount less than the required minimum for your state. If no election is made, the minimum withholding will be taken based on your state of residence on record with your payer.

Mandatory states that state withholding can be processed are Arkansas, California, Connecticut, Delaware, District of Columbia, Iowa, Kansas, Maine, Massachusetts, Michigan, Minnesota, Nebraska, North Carolina, and Vermont.

I file a state tax return with the state of ____________________
(Select one)

□   Do not withhold state income tax, unless required.

□   Withhold state Income Tax of ___________%

□   Withhold State Income Tax of $ ___________

PART 5 — NEW BANK INSTRUCTIONS

Medallion Signature Guarantee Required if this Part is completed. If you have an IRA account, your proceeds are required to be sent back to the IRA Custodian on your account. If you wish for proceeds to be sent elsewhere, your IRA Custodian must sign off/give approval on this form.

Bank Name:
ABA Routing Number:
Credit to:
Name(s) on Bank Account:
Bank Account Number:
For Further Credit to:
Name(s) on Investors Account:
Investor Account Number at Broker:

PART 6 — SIGNATURE(S)

Signature	Print Name Investor/Custodian (and Title if applicable)

Signature	Print Name Investor/Custodian (and Title if applicable)

Signature	Print Name Investor/Custodian (and Title if applicable)

IF REQUIRED, PLACE MEDALLION SIGNATURE GUARANTEE BELOW:

A SHAREHOLDER MAY WITHDRAW OR MODIFY ANY REQUEST TO REPURCHASE SHARES AT ANY TIME PRIOR TO 4 P.M. (ET) ON MAY 8, 2026, BUT NOT THEREAFTER.

2026 Marginal Rate Tables

You may use these tables to help you select the appropriate withholding rate for this payment or distribution. Add your income from all sources and use the column that matches your filing status to find the corresponding rate of withholding. See “Suggestion for determining withholding” below for more information on how to use this table.

Single or Married filing separately		Married filing jointly or Qualifying surviving spouse		Head of household
Total income over —	Tax rate for every dollar more	Total income over —	Tax rate for every dollar more	Total income over —	Tax rate for every dollar more
$0	0%	$0	0%	$0	0%
16,100	10%	32,200	10%	24,150	10%
28,500	12%	57,000	12%	41,850	12%
66,500	22%	133,000	22%	91,600	22%
121,800	24%	243,600	24%	129,850	24%
217,875	32%	435,750	32%	225,900	32%
272,325	35%	544,650	35%	280,350	35%
656,700*	37%	800,900	37%	664,750	37%
* If married filing separately, use $400,450 instead for this 37% rate.

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments.    For the latest information about any future developments related to Form W-4R, such as legislation enacted after it was published, go to www.irs.gov/FormW4R.

Purpose of form.    Complete Form W-4R to have payers withhold the correct amount of federal income tax from your nonperiodic payment or eligible rollover distribution from an employer retirement plan, annuity (including a commercial annuity), or individual retirement arrangement (IRA). See page 2 for the rules and options that are available for each type of payment. Don’t use Form W-4R for periodic payments (payments made in installments at regular intervals over a period of more than 1 year) from these plans or arrangements. Instead, use Form W-4P, Withholding Certificate for Periodic Pension or Annuity Payments. For more information on withholding, see Pub. 505, Tax Withholding and Estimated Tax.

Caution:    If you have too little tax withheld, you will generally owe tax when you file your tax return and may owe a penalty unless you make timely payments of estimated tax. If too much tax is withheld, you will generally be due a refund when you file your tax return. Your withholding choice (or an election not to have withholding on a nonperiodic payment) will generally apply to any future payment from the same plan or IRA. Submit a new Form W-4R if you want to change your election.

Nonperiodic payments — 10% withholding.    Your payer must withhold at a default 10% rate from the taxable amount of nonperiodic payments unless you enter a different rate on line 2. Distributions from an IRA that are payable on demand are treated as nonperiodic payments. Note that the default rate of withholding may not be appropriate for your tax situation. You may choose to have no federal income tax withheld by entering “-0-” on line 2. See the specific instructions below for more information. Generally, you are not permitted to elect to have federal income tax withheld at a rate of less than 10% (including “-0-”) on any payments to be delivered outside the United States and its territories.

Note:    If you don’t give Form W-4R to your payer, you don’t provide an SSN, or the IRS notifies the payer that you gave an incorrect SSN, then the payer must withhold 10% of the payment for federal income tax and can’t honor requests to have a lower (or no) amount withheld. Generally, for payments that began before 2026, your current withholding election (or your default rate) remains in effect unless you submit a Form W-4R.

Eligible rollover distributions — 20% withholding.    Distributions you receive from qualified retirement plans (for example, 401(k) plans and section 457(b) plans maintained by a governmental employer) or tax-sheltered annuities that are eligible to be rolled over to an IRA or qualified plan are subject to a 20% default rate of withholding on the taxable amount of the distribution. You can’t choose withholding at a rate of less than 20% (including “-0-”). Note that the default rate of withholding may be too low for your tax situation.

You may choose to enter a rate higher than 20% on line 2. Don’t give Form W-4R to your payer unless you want more than 20% withheld.

Note that the following payments are not eligible rollover distributions for purposes of these withholding rules:

•   Qualifying “hardship” distributions;

•   Distributions required by federal law, such as required minimum distributions;

•   Distributions from a pension-linked emergency savings account;

•   Eligible distributions to a domestic abuse victim;

•   Qualified disaster recovery distributions;

•   Qualified birth or adoption distributions;

•   Qualified long-term care distributions; and

•   Emergency personal expense distributions.

See Pub. 505 for details. See also Nonperiodic payments — 10% withholding above.

Payments to nonresident aliens and foreign estates.    Do not use Form W-4R. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, and Pub. 519, U.S. Tax Guide for Aliens, for more information.

Tax relief for victims of terrorist attacks.    If your disability payments for injuries incurred as a direct result of a terrorist attack are not taxable, enter “-0-” on line 2. See Pub. 3920, Tax Relief for Victims of Terrorist Attacks, for more details.

Specific Instructions

Line 1b

For an estate, enter the estate’s employer identification number (EIN) in the area reserved for “Social security number.”

Line 2

More withholding.    If you want more than the default rate withheld from your payment, you may enter a higher rate on line 2.

Less withholding (nonperiodic payments only).    If permitted, you may enter a lower rate on line 2 (including “-0-”) if you want less than the 10% default rate withheld from your payment. If you have already paid, or plan to pay, your tax on this payment through other withholding or estimated tax payments, you may want to enter “-0-”.

Suggestion for determining withholding.    Consider using the Marginal Rate Tables on page 1 to help you select the appropriate withholding rate for this payment or distribution. The tables are most accurate if the appropriate amount of tax on all other sources of income, deductions, and credits has been paid through other withholding or estimated tax payments. If the appropriate amount of tax on those sources of income has not been paid through other withholding or estimated tax payments, you can pay that tax through withholding on this payment by entering a rate that is greater than the rate in the Marginal Rate Tables.

The marginal tax rate is the rate of tax on each additional dollar of income you receive above a particular amount of income. You can use the table for your filing status as a guide to find a rate of withholding for amounts above the total income level in the table.

To determine the appropriate rate of withholding from the table, do the following. Step 1: Find the rate that corresponds with your total income not including the payment. Step 2: Add your total income and the taxable amount of the payment and find the corresponding rate.

If these two rates are the same, enter that rate on line 2. (See Example 1 below.)

If the two rates differ, multiply (a) the amount in the lower rate bracket by the rate for that bracket, and (b) the amount in the higher rate bracket by the rate for that bracket. Add these two numbers; this is the expected tax for this payment. To get the rate to have withheld, divide this amount by the taxable amount of the payment. Round up to the next whole number and enter that rate on line 2. (See Example 2 below.)

If you prefer a simpler approach (but one that may lead to overwithholding), find the rate that corresponds to your total income including the payment and enter that rate on line 2.

Examples.    Assume the following facts for Examples 1 and 2. Your filing status is single. You expect the taxable amount of your payment to be $20,000. Appropriate amounts have been withheld for all other sources of income and any deductions or credits.

Example 1.    You expect your total income to be $70,000 without the payment. Step 1: Because your total income without the payment, $70,000, is greater than $66,500 but less than $121,800, the corresponding rate is 22%. Step 2: Because your total income with the payment, $90,000, is greater than $66,500 but less than $121,800, the corresponding rate is 22%. Because these two rates are the same, enter “22” on line 2.

Example 2.    You expect your total income to be $60,000 without the payment. Step 1: Because your total income without the payment, $60,000, is greater than $28,500 but less than $66,500, the corresponding rate is 12%. Step 2: Because your total income with the payment, $80,000, is greater than $66,500 but less than $121,800, the corresponding rate is 22%. The two rates differ. $6,500 of the $20,000 payment is in the lower bracket ($66,500 less your total income of $60,000 without the payment), and $13,500 is in the higher bracket ($20,000 less the $6,500 that is in the lower bracket). Multiply $6,500 by 12% to get $780. Multiply $13,500 by 22% to get $2,970. The sum of these two amounts is $3,750.

This is the estimated tax on your payment. This amount corresponds to 19% of the $20,000 payment ($3,750 divided by $20,000). Enter “19” on line 2.

Privacy Act and Paperwork Reduction Act Notice.    We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide this information only if you want to (a) request additional federal income tax withholding from your nonperiodic payment(s) or eligible rollover distribution(s); (b) choose not to have federal income tax withheld from your nonperiodic payment(s), when permitted; or (c) change a previous Form W-4R (or a previous Form W-4P that you completed with respect to your nonperiodic payments or eligible rollover distributions). To do any of the aforementioned, you are required by sections 3405(e) and 6109 and their regulations to provide the information requested on this form.

Failure to provide this information may result in inaccurate withholding on your payment(s). Failure to provide a properly completed form will result in your payment(s) being subject to the default rate; providing fraudulent information may subject you to penalties.

Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

The average time and expenses required to complete and file this form will vary depending on individual circumstances. For estimated averages, see the instructions for your income tax return.